Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent events
Normal course issuer bid
On January 26, 2021, the Board of Directors of the Company approved a new NCIB, which allows for the repurchase of up to 14 million common shares between February 1, 2021 and January 31, 2022. The Company expects to resume its share repurchases in the first quarter of 2021 under the new NCIB.

Notes and debentures
On January 18, 2021, as a result of lower prevailing interest rates and pursuant to an early repayment option within the Company’s fixed rate debt agreements, the Company repaid in full the seven-year 2.75% Notes due February 18, 2021. The payment consisted of $250 million of principal plus $3 million of accrued interest.